UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of earliest event reported): February 10, 2009 (February 10, 2009)
Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)

Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)
(713) 579-0600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 8.01 Other Events.
     On February 10, 2009, Synthesis Energy Systems, Inc. (the “Company”) held its annual meeting of stockholders for the fiscal year ended June 30, 2008. At the meeting, the Company’s stockholders elected Lorenzo Lamadrid, Timothy Vail, Donald Bunnell, Michael Storey, Denis Slavich and Harry Rubin as directors and ratified the selection of PricewaterhouseCoopers LLP to serve as independent auditors for the year ended June 30, 2009. The proposal to approve certain amendments to the Company’s Certificate of Incorporation was not approved.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.
Dated: February 10, 2009	/s/ Timothy E. Vail
Timothy E. Vail
President and Chief Executive Officer